Exhibit 10.8

Execution Version

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is dated to be effective as of the___ day of October, 2019 (“Effective Date”), by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent (“Administrative Agent”) and as LC Bank (“LC Bank”); (b) the undersigned lenders (collectively, the “Lenders”) which are parties to the Credit Agreement; (c) GPB PRIME HOLDINGS, LLC (“GPB Prime”) and AUTO MILE PARENT HOLDINGS, LLC (“Parent Holdings Guarantor”), each a Delaware limited liability company (collectively, the “Guarantors”); and (d) AUTOMILE HOLDINGS, LLC (“Automile Holdings” or “Borrower Representative”), AUTOMILE TY HOLDINGS, LLC (“Automile TY” ), and AMR REAL ESTATE HOLDINGS, LLC (“AMR RE”), each a Delaware limited liability company, and their undersigned Subsidiaries signing this Amendment as a “Borrower” (together with Automile Holdings, Automile TY, and AMR RE, collectively, the “Borrowers”). The Guarantors, the Borrowers, and the Borrower Representative are collectively referred to in this Amendment as the “Obligors.” The Administrative Agent, the LC Bank, and the Lenders are collectively referred to in this Amendment as the “Credit Parties.” The Obligors and the Credit Parties are collectively referred to as the “Parties.”

RECITALS

The Administrative Agent, the Lenders party there to, and the Obligors have entered into an Amended and Restated Credit Agreement dated as of October 4, 2017, as amended pursuant to a First Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 15, 2017 (“First Amendment”), a Second Amendment to Amended and Restated Credit Agreement dated as of May 1, 2018 (“Second Amendment”), a Third Amendment to Amended and Restated Credit Agreement dated as of June 29, 2018 (“Third Amendment”) , a Fourth Amendment to Amended and Restated Credit Agreement dated as of September 21, 2018 (“Fourth Amendment”), a Fifth Amendment to Amended and Restated Credit Agreement dated as of February 5, 2019 (“Fifth Amendment”), and a Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement dated as of June 14, 2019 (“Sixth Amendment,” and the aforesaid Amended and Restated Credit Agreement, as amended pursuant to the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment, collectively, the “Credit Agreement”), and the various other “Credit Documents,” as such term is defined in the Credit Agreement. All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

M&T Bank as LC Bank has issued (a) a standby Letter of Credit for the account of Automile Holdings for the benefit of Federated Mutual Insurance Company (“Federated”) having a stated face amount of $1,450 ,000 (“Federated LC”) supporting the garage liability, general liability, and excess liability insurance policies provided by Federated to Automile Holdings and various of its Affiliates, and (b) a standby Letter of Credit for the account of Automile Holdings for the benefit of Pennsylvania Manufacturers Association Insurance Company (“PMA”) having a stated face amount of $1,250,000 (“PMA LC”), supporting the workers compensation insurance policies provided by PMA to Automile Holdings and various of its Affiliates. Automile Holdings, for itself and as Borrower Representative, has advised the Administrative Agent, LC Bank, and the Lenders that Federated has required that the stated face amount of the Federated LC be increased from $1,450 ,000 to $1,731,000 and PMA has required that the stated face amount of the PMA LC be increased from $1,250,000 to $5,100,000, and has requested that the Federated LC and PMALC be amended to provide for such respective increased requirements. The Borrower Representative has also requested an increase in the maximum aggregate permitted amount of all Letters of Credit to $25,000 ,000 to allow for other future increases or issuances.

The Administrative Agent, LC Bank, and Required Lenders have agreed to enter into this Amendment with the Obligors in order to amend the Credit Agreement to provide for the increase in Letters of Credit as described in the recital above (the ” Amendment Request”), in each case upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1.       Acknowledgment And Reaffirmation Of Obligations. Each of the Obligors acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2.       Amendment And Modification of Credit Agreement. Section 1.02 of the Credit Agreement (captioned “Certain Definitions”) is hereby amended by amending and restating the definition of “Letters of Credit” set forth in such Section in its entirety as follows:

“ Letters of Credit” means, collectively, (a) the standby letter of credit issued by M&T Bank as LC Bank for the account of Automile Holdings for the benefit of Federated Mutual Insurance Company having a stated face amount of $1,731,000, (b) the standby letter of credit issued by M&T Bank as LC Bank for the account of Automile Holdings for the benefit of Pennsylvania Manufacturers Association Insurance Company having a stated face amount of$5,100,000, (c) standby letters of credit issued for the account of one or more of the Borrowers, in an aggregate stated face amount for all such letters of credit issued and at any time outstanding not to exceed Fifteen Million Dollars ($15,000,000.00), which letters of credit are (i) secured by perfected security interests in cash collateral derived from a cash equity contribution from GPB Prime and (ii) issued for the purpose of providing security for real estate leases executed by the applicable Borrowers in connection with the Gallery Acquisition, (d) any increase, extension , or other amendment of any of the foregoing letters of credit, and (e) any other letters of credit issued by an LC Bank, for the account of any of the Borrowers; provided that, in any event, the maximum aggregate face amount of all Letters of Credit issued pursuant to clauses (a) - (c) above, plus all additional Letters of Credit and any increase, extension or other amendment of any Letter of Credit, issued and at any time outstanding pursuant to clauses (d) - (e) above (including in each case Letters of Credit issued for the account of [*****] Borrowers and Non-[*****] Borrowers) shall not exceed $25,000,000.

Section 3.      Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, each of the Obligors make the following representations and warranties to the Credit Parties:

Section 3.1. Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Obligors: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 3.2. Accuracy Ofl nformation . All information and datasubmitted by or on behalf of the Obligors in connection with this Amendment and the transactions contemplated herein are true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 3.3. Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Obligors threatened, against any Obligor or any assets of any Obligor, the adverse determination of which would be reasonably expected to have a Material Adverse Effect, except as set forth in Schedule 3.3 attached hereto. No judgments have been entered against any of the Obligors which would result in an Event of Default under Section 7.01.5 of the Credit Agreement.

Section 3.4. Events of Default. No Defaults or Events of Default exist.

2

Section 4.       Further Assurances. Each of the Obligors agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 5.       No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Obligors to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described , and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assignments, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

Section 6.       Limited Amendment and Consent. Except to the extent amended pursuant to Section 2 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Obligors which is a party thereto. Nothing herein shall constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents, and each of the Obligors hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to all amendments set forth in Section 2 hereof. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such consent or waiver must be specific and in writing to be binding upon the Credit Parties and no such consent or waiver shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future consent to, or waiver of, performance or exact performance by the Obligors. No consent, amendment, waiver, or other agreement hereunder shall constitute a course of dealing.

Section 7.       Enforceability. This Amendment shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 8.      Reimbursement of Administrative Agent’s Expenses. The Borrower Representative agrees to reimburse to the Administrative Agent on or before the Effective Date and as a condition precedent to all agreements of the Credit Parties hereunder, all outstanding Credit Party Expenses incurred by the Administrative Agent and presently invoiced, and promptly upon receipt of an invoice therefor, all other Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section 9.       Choice Of Law; Consent To Jurisdiction: Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York (“Governing State”). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 10. RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT, THE LC BANK, AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LC BANK, AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT, LC BANK, OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANYWAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT, OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

3

Section 11.     Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment.

Section 12.     Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

4

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement:

IN WITNESS WHEREOF, the Parties have executed this Amendment with the specific intention of creating a document under seal to be effective as of the date first above written.

GPB PRIME:

GPB PRIME HOLDING, LLC,
a Delaware Limited Liability Company

By:	/s/ Kevin Westfall
Kevin Westfall,
Interim Chief Executive Officer

PARENT HOLDINGS GUARANTOR:

AUTOMILE PARENT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Kevin Westfall
Kevin Westfall,
Interim Chief Executive Officer

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

BORROWERS:

	AUTOMILE TY HO LDINGS , LLC,		HANOVER AUTOMOTIVE HOLDINGS, LLC
	AMR AUTO HOLDINGS - TY, LLC,		AMR AUTO HOLDINGS - SM, LLC,
	AMR AUTO HOLDINGS - TH, LLC,		AMR AUTO HOLDINGS - VS, LLC ,
	AMR AUTO HOLDINGS - TO, LLC,		AMR AUTO HOLDINGS - NC , LLC ,
	AMR AUTO HOLDINGS - LN, LLC ,		AMR AUTO HOLDINGS - PO, LLC ,
	LUPO LLC,		AMR AUTO HOLDINGS - LH, LLC,
	AUTOMILE HOLDINGS, LLC,		AMR AUTO HOLDINGS - LC, LLC,
	AMR AUTO HOLDINGS - MW , LLC,		AMR AUTO HOLDINGS - SH, LLC ,
	AMR AUTO HOLDINGS - PA, LLC,		AMR AUTO HOLDINGS - CH, LLC ,
	AMR AUTO HOLDINGS - AC, LLC ,		PRIME FLIP, LLC,
	AMR AUTO HOLDINGS - AC II, LLC,		AMR AUTO HOLDINGS - JS , LLC,
	AMR AUTO HOLDINGS - HN, LLC,		AMR AUTO HOLDINGS - MINR, LLC,
	AMR AUTO HOLDINGS - MH , LLC ,		AMR AUTO HOLDINGS - MN , LLC ,
	AMR AUTO HOLDINGS - SB, LLC,		AMR AUTO HOLDINGS - VWN, LLC,
	AMR AUTO HOLDINGS - HD, LLC,		AMR AUTO HOLDINGS - BN, LLC ,
	AMR AUTO HO LDINGS - FA, LLC ,		AMR AUTO HOLDINGS - BR, LLC,
	AMR AUTO HOLDINGS - VH, LLC,		AMR AUTO HOLDINGS - HN R, LLC ,
	AMR AUTO HOLDINGS - M M, LLC,		AMR AUTO HOLDINGS - WPWN
AMR AUTO HOLDINGS - SN, LLC,
	AMR AUTO HOLDINGS - BG, LLC,	By:	/s/ Kevin Westfall
	SACO AUTO HOLDINGS - FLMM, LLC,		Kevin Westfall,
	SACO AUTO HOLDINGS - HN, LLC,		Interim Chief Executive Officer
SACO AUTO HOLDINGS - VW , LLC,
SA WDRAN , LLC ,
STARETZ, LLC ,
Each a Delaware limited liability company

	AMR AUTO DISTRIBUTORS INC.,		AMR REAL ESTATE HOLDINGS , LLC ,
	A Massachusetts corporation		A Delaware limited liability company

By:	/s/ Kevin Westfall	By:	/s/ Kevin Westfall
	Kevin Westfall,		Kevin Westfall,
	Interim Chief Executive Officer		Interim Chief Executive Officer

BORROWER REPRESENTATIVE:

AUTOMILE HOLDINGS, LLC,

By:	/s/ Kevin Westfall
Kevin Westfall,
Interim Chief Executive Officer

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
In Its Capacity as Administrative Agent

By:
John E. Brissette,
Vice President

LENDER AND LC BANK:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
As a Lender and as LC Bank

By:
John E. Brissette,
Vice President

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

SUNTRUST BANK,
As a Lender

By:
Name:
Title:

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
As a Lender

By:
Name:	Michele Nowak
Title:	Credit Director, National Accounts

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

[*****] MOTOR CREDIT CORPORATION,
As a Lender

By:
Name:
Title:

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC,
a wholly owned subsidiary of New York Community Bank,
As a Lender

By:
Name: Mark C. Mazmanian
Title: First Senior Vice President

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

KEYBANK NATIONAL ASSOCIATION,
As a Lender

By:
Name:
Title:

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

TD BANK, N.A.,
As a Lender

By:
Name:
Title:

Signature Page To Seventh Amendment to Amended and Restated Credit Agreement • Continued:

LENDER:

VW CREDIT, INC.,
As a Lender

By:
Name:
Title:

Schedule 3.3

1.	David Rosenberg; The Rosenberg Family Nominee Trust; and the Rosenberg Family Nominee Trust/Sawdran, Plaintiffs, v. GPB Prime Holdings, LLC and Automile Parent Holdings, LLC., Defendants, Norfolk, Massachusetts Superior Court Civil Action No: 1982CV00925

2.	Patrick Hickey ; Melissa Reavill; Jennifer Volo; Stephanie Austin; Corey Walker; William Hunt; on behalf of themselves and all others similarly situated, Claimants, v. Automile Holdings, LLC; AMR Auto Holdings - PA, LLC; AMR Auto Holdings - AC, LLC; AMR Auto Holdings - TY, LLC;AMR Auto Holdings - HD, LLC; David Rosenberg, Individually; and Matthew McGovern, Individually, Respondents, American Arbitration Association Case No. 01-17-0000-0078